                                                                   Exhibit 10.12



                          TELSTRA CORPORATION LIMITED

                                  ("Telecom")



                                      and



                                AXICORP PTY LTD

                             ("Service Provider")


                  ------------------------------------------

                          SERVICE PROVIDER AGREEMENT

                  ------------------------------------------

 1  INTERPRETATION......................................................... 1
 2  APPOINTMENT AND OPERATION.............................................. 7
 3  OPERATIONS MANUAL...................................................... 9
 4  RELATIONSHIP OF PARTIES................................................ 9
 5  STEERING COMMITTEE..................................................... 10
 6  PERFORMANCE TARGETS.................................................... 11
 7  SERVICE PROVIDER'S OBLIGATIONS......................................... 12
 8  TELECOM'S OBLIGATIONS.................................................. 15
 9  BILLING CUSTOMERS...................................................... 18
10  DISCONNECTION.......................................................... 22
11  PROVISION OF BILLING AND CUSTOMER INFORMATION.......................... 23
12  PROVISION OF THE BILLING ENQUIRY SERVICE............................... 24
13  PROVISION OF FULL CUSTOMER SERVICE..................................... 26
14  PROVISION OF THE CUSTOMER ENQUIRY SERVICE.............................. 28
15  EQUIPMENT.............................................................. 30
16  TERM AND TERMINATION................................................... 31
17  INTELLECTUAL PROPERTY RIGHTS, TRADE NAMES AND TELECOM
    CONFIDENTIAL INFORMATION............................................... 34
18  LIMITATION OF LIABILITY AND INDEMNITY.................................. 37
19  ENTIRE AGREEMENT AND AMENDMENT......................................... 38
20  SALE, ASSIGNMENT AND TRANSFER.......................................... 38
21  WAIVER AND VARIATION................................................... 38
22  NOTICES................................................................ 38
23  GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS..................... 39
24  SEVERABILITY........................................................... 39
25  EXERCISE OF RIGHTS..................................................... 40
26  FURTHER ASSURANCES..................................................... 40
27  FORCE MAJEURE.......................................................... 40
28  REMEDIES CUMULATIVE.................................................... 40
29  LEGISLATION............................................................ 41
30  SET OFF................................................................ 41
31  APPROVALS AND CONSENTS................................................. 41
32  DUTIES, TAXES, Etc..................................................... 41
33  DISPUTE RESOLUTION..................................................... 42
34  PUBLICITY.............................................................. 42

                                   AGREEMENT



THIS AGREEMENT is made on the Commencement Date.


BETWEEN: TELSTRA CORPORATION LIMITED (ACN 051 775 556) a corporation organised under the laws of Australia, through its business unit Mobile Communication Services, having a place of business at 79 Victoria Parade, Collingwood, Victoria ("Telecom")

AND: AXICORP PTY LTD (ACN 061 754 943) a company incorporated in the State of Victoria and having its registered office at Level 4, 468 St. Kilda Road, Melbourne Victoria ("Service Provider"),


RECITALS:

Telecom is the holder of a public mobile license under the Act and pursuant to that license supplies the Mobile Service to the public generally in Australia.

Service Provider is appointed by Telecom to promote the Mobile Services in the Territory, and to provide certain services to persons acquiring the Mobile Services, on the terms and conditions of this Agreement.

The services provided by Service Provider under this Agreement are to be rolled out in three stages. From the commencement of this Agreement, Service Provider operates as a Premium Telecom MobileNet dealer. In the second stage, which commences on the Launch Date, Service Provider provides the Billing Service, the Billing Enquiry Service and the Credit Management Service in addition to its operation as a dealer. In the third stage, which commences on the Full Customer Service Launch Date, Service Provider also provides the Full Customer Service.


Telecom acknowledges that the Federal Government's policy, as enacted in the Act, is to foster competition amongst telecommunications service providers. The object of this Agreement is to provide Service Provider with the opportunity to provide certain services typically provided by telecommunication service providers to persons acquiring the Mobile Services. The purpose of this Agreement is not to limit or restrict the number of persons employed by Telecom to provide such services.


OPERATIVE PROVISIONS:

1    INTERPRETATION

1.1 The following words have these meanings in this Agreement unless the contrary intention appears.

     "Act" means the Telecommunications Act 1991 (Cth).

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     "Acceptance Criteria" means the criteria set out in clause 13.2 which
     Service Provider must meet prior to commencing the supply of the Full Customer Service.

     "Affiliate" means a person:

     (a) who Service Provider wishes to appoint to promote the Mobile Services, and procure New Connections, in accordance with this Agreement; and

     (b)  whose appointment has been approved in writing by Telecom; and

     (c)  whose appointment has not been terminated pursuant to clause 2.9 and "Affiliates" shall be similarly construed.

     "AMPS Mobile Sevice" means an analogue cellular mobile service supplied by Telecom.

     "AMPS Connection" means a Connection in relation to the AMPS Mobile
     Service.

     "Applicable Law" means the Trade Practices Act 1974 (Cth), the Fair Trading Act 1985 (Vic), any fair trading any legislation in force in the Territory from time to time, legislation of the Commonwealth, States and Territories of Australia in force from time to time of a similar nature, principles of equity and the common law relating to trading or the supply of goods or services in the Territory, competition or trade practices generally.

     "Application Form" has the meaning given to that phrase in clause 7.6(a).

     " Beneficial Owner" means a person having an interest as a sole proprietor, partner or joint venturer in Service Provider or the Business or having a Relevant Interest in any shares in Service Provider, whether directly or through one or more interposed companies, partnerships or trust estates, and includes beneficiaries under any trust or settlement of which Service Provider or a shareholder in Service Provider is a trustee and any other grammatical form of "Beneficial Owners" shall bear a similar meaning.

     "Billing Enquiry Service" has the meaning given to it in clause 12.1.

     "Billing Service" means the assignment by Telecom to Service Provider of PIP Debts as contemplated by clause 9 of this Agreement and the collection by Service Provider of those Debts.

     "Business" means the business carried out by Service Provider relating to this

     "Business Day" means a day on which banks are open for general banking business in the place specified in Victoria.

     "Churn" means the Connection of a customer who was a customer of another carrier immediately preceding Connection.

     "Commencement Date" means the date specified in Item 1 of Schedule 1.

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     "Connection" means a customer who has made an application to Telecom to use a Mobile Service and that application has been accepted by Telecom so that the customer is personally entitled to lawfully use the Mobile Service.

     "Contract Year" means a period commencing on 1 July in one calendar year and ending on 30 June in the following calendar year, except the first Contract Year which commences on the Commencement Date and ends on the succeeding 30 June.

     "Controlled Entity" means:

     (a) any body corporate in which Service Provider or any current director or any person who has been a director in the last 2 years controls the composition of the board of directors or at any general meeting of which Service Provider is in a position to cast or control the casting of more than one half of the maximum number of votes that might be cast in relation to any motion;

     (b) any partnership in which Service Provider is beneficially entitled either together or separately and whether directly or indirectly to more than one half of the voting rights, income or capital of the partnership;

     (c) any unincorporated joint venture or consortium in which Service Provider is beneficially entitled either together or separately and whether directly or indirectly to more than half one of the voting rights, output or assets of the joint venture or consortium; and

     (d) any trust of which Service Provider is the trustee or to which Service Provider is beneficially entitled either together or separately and whether directly or indirectly to more than one half of the voting rights, income or capital of the trust.

     "Credit Management Service" means the credit assessment and bad debt management services set out in clause 9.19.

     "Customer Enquiry Service" has the meaning given to it in clause 14.1.

     "Disconnection" means a New Connection which has been discontinued or suspended.

     " Displayed Marks" means the Trade Marks set out in Schedule 4.

     "Equipment" means all or any of the following:

     (a)  RAM Equipment; and

     (b) such other things as Telecom supplies to Service Provider from time to time and determines to be "Equipment" for the purposes of this definition.

     "Force Majeure" in relation to a party, means an act of God, fire, lightning, explosion, flood, subsistence, insurrection or civil disorder, war or military operation, government or quasi government restraint, expropriation, prohibition, intervention, direction or embargo, inability or delay in obtaining government or quasi government approvals, consents,
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     permits, licenses or authorities, industrial disputes of any kind and any other cause whether similar or not outside of the party affected control.

     "Full Customer Service" has the meaning given to it in clause 13.1.

     "Full Customer Service Application" has the meaning given to it in clause 13.4.

     "Full Customer Service Launch Date" has the meaning given to it in clause 2.3.

     "Generic Title" means a title to be determined by Telecom in consultation with Service Provider to be used to describe participants in the Enhanced PIP Programme.

     "Gross Bill" means the total amount of the network activation fees, network access fees, National Direct Dial call charges and call diversion charges that Telecom charges a customer in respect of a Connection. All other charges payable by a customer to Telecom are excluded from the calculation of the Gross Bill.

     "Gross Billing Error" means a manifest and self evident error in information made available to Service Provider by Telecom pursuant to clause 9.1.

     "GSM Mobile Service" means a digital mobile service commonly known as "Global System for Mobile Communications" supplied by Telecom.

     "GSM Connection" means a Connection in respect of the GSM Mobile Service.

     "Information" means information and know how including, but not limited to, source and object codes, flow charts and logic diagrams, data concepts, technology, manufacturing processes, industrial, marketing and commercial knowledge, customer lists and all customer related information whether or not in printed form.

     "Intellectual Property Rights" means all rights conferred under statute, common law and equity in and in relation to inventions, designs, trade marks, trade names, logos and get up, circuit layouts, confidential information and copyright and any other intellectual property rights as defined by Article 2 of the World Intellectual Property Organisation Convention of July 1967.

     "Launch Date" has the meaning given in clause 2.3.

     "mobile service" means a public mobile telecommunications service as defined in section 25 of the Act.

     "Mobile Service" means the AMPS Mobile Service or the GSM Mobile Service and "Mobile Services" means both of them.

     "Net Connections" means the number of New Connections in a Quarter less the number of Disconnections in that Quarter.

     "New Connection" means a Connection in relation to a Mobile Service that Telecom is reasonably satisfied was arranged or procured by Service Provider or an Affiliate in the Territory after the Commencement Date.

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Telstra Corporation Limited                                    AXICORP AGREEMENT
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     "Operations Manual" means the Enhanced PIP operations manual to be developed by the parties in accordance with clause 3 setting out, amongst other things, the manner in which the parties must perform certain of their obligations under this Agreement.

     "PIP Connection" means:

     (a)  a New Connection, or

     (b)  a Serviced Connection.

     "PIP Debt" means Telecom Debts which have been offered for assignment by Telecom and deemed to have been accepted by Service Provider in accordance with clause 9 of this Agreement.

     "Quarter" means a 3 month period (or part thereof) commencing on 1 January, 1 April, 1 July or 1 October.

     "RAM Equipment" means rapid access module hardware for use by Service Provider in the electronic processing of customer applications at Service Provider's premises.

     "Related Body Corporate" has the meaning given to that phrase in section 9 of the Corporations Law.

     "Relevant Interest" has the meaning given to that phrase in Division 5 of
     Part 1.2 of the Corporations Law.

     "Service Provider Confidential Information" means all information disclosed or otherwise provided by Service Provider to Telecom or otherwise obtained by Telecom relating to or developed in connection with the Business which:

     (a)  is not Telecom Confidential Information; and

     (b) is not, by reason of general publication or the like, readily available in the public domain (other than as a result of an unauthorised disclosure or other breach of confidence).

     "Serviced Connection" means a Connection in respect of which the relevant customer has requested or consented to Service Provider providing the Billing Service. the Billing Enquiry Service, the Credit Management Service and, if applicable, the Full Customer Services and Telecom has agreed to the provision of those services in respect of that Connection.

     "Steering Committee" has the meaning given in clause 5.1.

     "Telecom Confidential Information" means all information disclosed or otherwise provided by Telecom to Service Provider or otherwise obtained by Service Provider relating to or developed in connection with the business of Telecom, a Mobile Service or customers who have contracted to use a Mobile Service and any Value Added Services, which is not, by reason of general publication or the like, readily available in the public

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     domain (other than as a result of an unauthorised disclosure or other breach of confidence).

     "Telecom Debt" means a debt owed to Telecom by a customer in respect of a PIP Connection or a Value Added Service supplied in connection with that PIP Connection.

     "Territory" means the territory specified in Item 3 of Schedule 1.

     "Trade Mark" means any trade mark owned by Telecom (whether registered or unregistered).

     "VAS Fee%" has the meaning set out in paragraph 1.3(c) of Schedule 2.

     "Value Added Services" means the "MobileNet Memo" service, the "MobileNet MessageBank" service, the "Safe'n Sure" insurance service and the "MobileNet EasyCall" service.

12   In this Agreement unless the contrary intention appears:

     (a)  the singular includes the plural and vice versa;

     (b) a reference to an agreement or another instrument includes any variation or replacement of either of them;

     (c) a reference to an annexure or schedule is a reference to an annexure or schedule to this Agreement and a reference to this Agreement includes a recital, annexure or schedule;

     (d) a reference to a clause is a reference to a clause of this document and a reference to a paragraph of the schedules;

     (e) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, reenactments or replacements of any of them;

     (f) the word person includes a firm, body corporate, unincorporated association or an authority;

     (g) a reference to a person includes the person's executors administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

     (h)  all dollar amounts are expressed in Australian dollars;

     (i) if the day on which the payment of money falls due is not a Business Day, the due date shall be deemed to be the next Business Day;

     (j) a reference to a third person is a reference to a person who is not a party to this Agreement; and

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     (k)  an agreement representation or warranty on the part of or in favour of two or more persons binds or is for the benefit of them jointly and severally.

1.3 For the purposes of this Agreement each Affiliate shall be deemed to be a contractor of Service Provider regardless of whether or not any express contract exists between Service Provider and that Affiliate.

1.4 Headings are included for convenience and do not affect the interpretation of this Agreement.

2    APPOINTMENT AND OPERATION

2.1 Telecom appoints Service Provider on the terms of this Agreement in the Territory to:

     (a)  promote the Mobile Services; and

     (b) provide the Billing Service, the Billing Enquiry Service, the Credit Management Service and the Full Customer Service to certain persons acquiring the Mobile Services;

     (c)  and Service Provider agrees to act in that capacity.

2.2 Service Provider acknowledges that its appointment under clause 2.1 is non-exclusive.

2.3 (a) Service Provider must not commence providing the Billing Service, the Billing Enquiry Service or the Credit Management Service until a launch date to be determined by the Steering Committee ("Launch Date"). The parties acknowledge that they will aim for a Launch Date of 1 July 1995, but Telecom does not represent or warrant that that date or any other is achievable or will be achieved.

     (b) Service Provider must not commence providing the Full Customer Service unless Service Provider's Full Customer Service Application has been approved in writing by Telecom. The date of commencement of the Full Customer Service shall be determined by the Steering Committee ("Full Customer Service Launch Date"). The parties acknowledge that they will aim for an Full Customer Service Date which is no longer than 1 Month after the date on which Service Provider makes the Full Customer Service Application pursuant to clause 13.4, but Telecom does not represent or warrant that that date or any other is achievable or will be achieved.

2.4 Any existing agreement, Strategic Partnership Agreement, SPA Replacement Agreement or FlexiPlan 1000 agreement relating to the Mobile Services between Telecom and Service Provider or any Related Body Corporate of Service Provider terminates on and from the Commencement Date. Service Provider warrants that it is authorised to enter into this clause 2.4 on behalf of all of its Related Bodies Corporate who are parties to such an agreement.

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2.5  Subject to clause 2.6, Service Provider may not subcontract the performance of any of its obligations under this Agreement without the prior written consent of Telecom (which consent must not be unreasonably withheld).

2.6 Service Provider may promote the Mobile Services, and procure New Connections, by means of Affiliates. The promotion of the Mobile Services and the procurement of New Connections for the purposes of this clause 2.6 does not include the provision of the Billing Service, Billing Enquiry Service, Credit Management Service or Full Customer Service by an Affiliate. Subject to the terms of this Agreement, the remuneration of Affiliates shall be the sole responsibility of Service Provider and Telecom shall not be required to make any payment to Affiliates whatsoever.

2.7  Service Provider must ensure that Affiliates:

     (a)  at all times act in a manner that is consistent with this Agreement;
          and

     (b) do not do, or fail to do, any act or thing which if done, or failed to be done, by
          Service Provider would amount to a breach of this Agreement.

2.8 Service Provider agrees to indemnify, and keep indemnified, Telecom from and against liability and all loss and damage of any kind whatsoever (including indirect, special or consequential loss or damage) caused directly or indirectly from any breach by Service Provider of clause 2.7.

2.9  The appointment of an Affiliate:

     (a) may be terminated by Telecom giving notice to Service Provider if the Affiliate does, or falls to do, any act or thing which if done, or failed to be done, by Service Provider would amount to a breach of this Agreement;

     (b) may be terminated at any time by Service Provider provided Service Provider gives Telecom 30 days prior written notice of that termination; and

     (c) automatically terminates upon the expiration or termination of this Agreement.

2.10 Service Provider must ensure that, where Telecom has a right under this Agreement to carry out any inspection or other conduct in relation to Service Provider or any of its premises, Telecom can carry out such an inspection or other conduct in relation to any Affiliate or any of its premises.


3    OPERATIONS MANUAL

3.1 Telecom and Service Provider acknowledge that many of the detailed procedures necessary or desirable to fully implement this Agreement have not yet been agreed upon. Telecom and Service Provider agree to use their best efforts to carry out bona fides negotiations in relation to, and agree upon, such procedures. Where appropriate, these procedures will be included in the Operations Manual.

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Telstra Corporation Limited                                   AXICORP AGREEMENT
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3.2  The parties shall use their best endeavours to develop the Operations
     Manual as soon as practicable. The operations Manual shall be developed, and may be amended from time to time, by Telecom in consultation with Service Provider. Service Provider acknowledges that:

     (a) It will be necessary for Telecom to ensure that the Operations Manual is substantially identical to any operations manual developed pursuant to an agreement similar to this Agreement entered into by Telecom and another party; and

     (b) It is likely that it will be necessary for Telecom's computer systems to treat Service Provider substantially identically to such other parties.

3.3 Where this Agreement provides that the Operations Manual shall contain certain matters (including performance benchmarks or operational specifications) with which Service Provider is obliged to comply, and those matters are not agreed by the Steering Committee within 90 days of the time at which such matters are first applicable to Service Provider, then Telecom may by written notice to Service Provider terminate this Agreement with immediate effect.


4    RELATIONSHIP OF PARTIES

4.1 Subject to clause 4.2, Service Provider is an independent contractor and is not the agent, joint venturer, partner or employee of Telecom and Telecom shall not be obligated by any agreements, representations or warranties made by Service Provider to any person. Service Provider and Telecom acknowledge that neither has the power or authority, directly or indirectly, or through its servants or agents, to bind the other party with a customer or a third person, or otherwise to negotiate or enter into a binding relationship for or on behalf of the other party.

4.2 Service Provider is the agent of Telecom for the sole purposes of receiving from customers executed and correctly and fully completed Application Forms and processing those Application Forms in accordance with this Agreement and for the purpose of holding and of using any customer information supplied by Telecom.


5    STEERING COMMITTEE

5.1 The parties will establish a steering committee ("Steering Committee") whose primary function will be to monitor the practical operation of this agreement and to provide a forum in which the parties can raise matters in relation to which the parties are required or wish to consult with each other.

5.2 Each party must appoint two representatives to the Steering Committee. At least one representative of each party will have authority to make binding decisions for the party they represent.

5.3  The parties agree that:

     (a) the Steering Committee will meet monthly or as the parties otherwise agree;

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     (b)  the Steering Committee's chairperson will alternate from  one  meeting to  the  next between the parties' representatives;

     (c) responsibility for taking minutes, distributing draft minutes, incorporating amendments to draft minutes, distributing draft agendas and incorporating amendments to draft agendas, will alternate between representatives from one meeting to the next;

     (d) a party may of its own motion call a meeting of the Steering Committee provided that it provides the other party with no less than two business days' notice of the time and place of such meeting; and

     (e) there must be at least one representative of each party with the authority referred to in clause 5.2 present at the time and place nominated for the Steering Committee meeting before that meeting can proceed. Each party shall use its best endeavours to ensure that such a representative is present at the time and place nominated for any Steering Committee meeting.

5.4 The parties' representatives on the Steering Committee must examine any matter for consultation promptly and must use their best endeavours acting in good faith to reach agreement in relation to those matters.

5.5 The Steering Committee shall meet at least once per quarter or less often if mutually agreed by the parties for the purpose of reviewing the performance of this Agreement, and the parties rights (including rights to remuneration) and obligations under this Agreement, provided that no amendments shall be made to the Agreement unless agreed to in writing by the parties.

6.   PERFORMANCE TARGETS

6.1 Subject to clause 6.2 and 6.3, the Steering Committee must on or before 30 June each year (or such other date as may be agreed) and agree upon a set of performance targets for Service Provider for the year commencing on 1 July of that year and ending on 30 June of the following year. If the Steering Committee fails to agree upon such targets by 30 June (or such other date as may be agreed) of a particular year then Telecom may terminate this Agreement by giving 30 days notice in writing. A set of performance targets may include targets relating to:

     (a) maximum and/or minimum New Connections or Net Connections relating to either or both of the AMPS Mobile Service and the GSM Mobile Service;

     (b) churning customers from a competing mobile service to a Mobile Service or migrating customers from the AMPS Mobile Service to the GSM Mobile Service;

     (c) the types of customers Service Provider is required to connect to the Mobile Services;

     (d) the performance of the Billing Service, the Billing Enquiry Service, the Credit Management Service and, if applicable, the Full Customer Service; and

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     (e)  maximum and/or minimum penetration of each of the Value Added
          Services.
6.2 The set of performance targets to apply for the three period from the Launch Date are:

     (a) Service Provider must achieve at least 2000 PIP Connections per month of which.

          (i)   at least 1000 must be New Connections; and

          (ii)  at least 1000 must be Serviced Connections;

     (b)  of the PIP Connections:

          (i) 60% (+/- 2%) must be customers on Flexiplan 10, Flexiplan 20 or Flexiplan Standard;

          (ii) 20% (+/- 2%) must be customers on Flexiplan 80, Flexiplan 130 or Flexiplan 240; and

          (iii) 20% (+/- 2%) must be customers on Corporate Flexiplan;

     (c)  at least 60% of New Connections must be GSM Connections;

     (d)  of the New Connections that are GSM Connections:

          (i) at least 45% must have immediately before GSM Connection formerly been AMPS or GSM customers of another carrier;

          (ii) at least 40% must have immediately before GSM Connection formerly been customers in respect of the AMPS Mobile Service; and

          (iii) not more than 15% must have immediately before GSM Connection formerly been persons who did not acquire a mobile service;

     (e)  of the New Connections that are AMPS Connections:

          (i) at least 60% must have immediately before AMPS Connection formerly been AMPS or GSM customers of another carrier;

          (ii) not more than 40% must have immediately before AMPS Connection formerly been persons who did not acquire a mobile service; and

     (f) the Service Provider must achieve the following rates of adoption by PIP Connections of the Value Added Services:

          (i)   MessageBank - use by at least 40% of PIP Connections;

          (ii)  Memo - use by at least 10% of PIP Connections;


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          (iii)  Insurance (Safe'n'Sure) - use by at least 10% of PIP
                 Connections; and

          (iv)   EasyCall (MobileNet) - use by at least 3% of PIP Connections.


6.3 Prior to the expiration of the performance targets specified in clause 6.2 the Steering Committee must specify new performance targets for the period from the expiration of those performance targets to 30 June 1996. If no such performance targets are agreed prior to the expiration of the performance targets set out in clause 6.2 then Telecom may terminate this Agreement by giving 30 days notice in writing.


7    SERVICE PROVIDER'S OBLIGATIONS

7.1  Service Provider must, during the term of this Agreement:

     (a) to the extent permissible by Applicable Law and subject to clauses 6.1 and 6.2, at all times use its best endeavours to promote the Mobile Services and the Value Added Services and to maximise the number of New Connections to the Mobile Services within the Territory;

     (b) carry out the Billing Service, the Billing Enquiry Service, Credit Management Service and, if applicable, the Full Customer Service in an efficient and professional manner and in accordance with this Agreement and the Operations Manual;

     (c) provide and maintain suitable and sufficient facilities, staff and resources to perform its obligations under this Agreement;

     (d) establish a dealer network owned and operated by Service Provider or affiliated with Service Provider;

     (e) establish an infrastructure to co-ordinate corporate, sales, marketing, operations and wholesale functions;

     (f) provide a distribution channel management organisation to manage Service Provider's retail stores, dealers, telemarketing activities and other distribution activities;

     (g)  establish a 24-hour nationwide mobile phone repair service;

     (h) comply with Telecom's requirements for prominent Telecom public display signage within Service Provider owned, operated or affiliated stores;

     (i) inform customers in respect of PIP Connections that complaints relating to the Mobile Services must be directed to Service Provider and that Service Provider will be the assignee of Telecom of PIP Debts and will be collecting those PIP Debts in that capacity;

     (j) use its best endeavours to ensure that customers purchasing mobile phones are fully and properly instructed in all aspects of the operation of the phones and the relevant Mobile Service;

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     (k)  sell only AUSTEL approved mobile phones to customers;

     (l) use its best endeavours not to do or permit the doing (whether by customers or itself) of anything likely to impair, interfere with or damage a Mobile Service network or its operation;

     (m) immediately advise Telecom if it has knowledge that any person is infringing or attempting to infringe any Intellectual Property Rights owned or used by Telecom;

     (n) permit persons authorised by Telecom to inspect and take copies, at any reasonable time, of all records relating to the performance of this agreement in the power, possession or reasonable control of Service Provider and furnish to Telecom, upon request, such reports as Telecom requires in connection with Service Provider's obligations under this Agreement;

     (o) without limiting the generality of clause 7. 1 (n) above, keep full, true and accurate records in such detail and format as Telecom may reasonably require from time to time relating to:

          (i)  PIP Connections; and

          (ii) the performance of the Billing Service, the Billing Enquiry Service, the Credit Management Service and, if applicable, the Full Customer Service;

     (p) comply with all statutory and common laws including, but not limited to, the Applicable Law;

     (q) subject to clause 17, at all times identify itself by means of the Generic Title and do so in accordance with such instructions as are provided by Telecom from time to time; and

     (r) maintain all permits and registrations necessary to entitle it to lawfully perform its obligations under, and the activities contemplated by, this Agreement.

7.2  Service Provider must meet the performance targets set out  in  clauses
     6.1 and 6.2 and any performance targets subsequently set by the Steering Committee pursuant to clauses 6.1 and 6.3. If Service Provider fails to meet and comply with such targets the matter must be referred to the Steering Committee for resolution by direct negotiation. If the matter cannot be resolved within 30 days of being referred to the Steering Committee, Telecom may at its option by providing 14 days written notice:

     (a) specify new rates of remuneration to replace those set out in Schedule 2; or

     (b)  terminate this Agreement.



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7.3  Prior to the Launch Date and before the commencement of each Quarter
     Service Provider must provide Telecom with the opportunity to review Service Provider's proposed must provide distribution and business plans and obtain Telecom's approval of those plans. The distribution plan must set out all distribution activities and campaigns to be carried out by Service Provider.

     The business plan must set out all activities and campaigns to be carried out by Service Provider in the following Quarter in relation to Service Provider's performance of its obligations under this Agreement. The business plan includes, but is not limited to, information concerning Service Provider's business structure, the location of Service Provider's activities, the promotion by Service Provider of particular goods or services or both, the targeting of particular geographic areas or particular customers or classes of customers, and other matters related to the management, structure and operation of the Mobile Services Division of Service Provider. The business plan must also detail any proposed promotion or supply of a Mobile Service in conjunction with a telecommunications service that competes with a telecommunications service supplied by Telecom.

7.4 Service Provider must not carry out any activity or campaign other than in accordance with a business plan approved in writing by Telecom pursuant to clause 7.3.

7.5 Service Provider shall not make any representation, or statement, to any person with respect to a Mobile Service, its suitability for any particular use, compatibility with any equipment, its characteristics, performance or otherwise, that is inconsistent with any written specifications relating to the Mobile Service provided by Telecom to Service Provider specifically for the purpose of being passed on to customers.

7.6  Service Provider must:

     (a) ensure that each application by a customer for supply of a Mobile Service is made on an application form in the form approved by Telecom from time to time (the "Application Form");

     (b) ensure that each customer agrees to the disclosure and use of customer information by Telecom and Service Provider for the purposes of the provision of telecommunications services and the services described in clause 2.1(b) to the customer (including the promotion of those services and any related services), and that such agreement is recorded on each customer Application Form; and

     (c) process each Application Form in accordance with the Operations Manual or as agreed between the parties.

7.7 Subject to clause 7.7A, to the extent permitted by Applicable Law, Service Provider shall not and shall procure that each of its Related Bodies Corporate and each Controlled Entity do not during the term of this
     Agreement:

     (a) promote a mobile service other than the Mobile Services or canvass any customer to connect to a mobile service which competes with a Mobile Service;

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     (b)  display signage or merchandising material at any retail store or retail premises (or part thereof) wholly owned or operated by Service Provider which promotes a mobile service that competes with a Mobile Service; or

     (c) display signage or merchandising material at any retail store or retail premises (or part thereof) wholly owned or operated by Service Provider which promotes any carrier (as defined in the Act) other than Telecom, or any provider of telecommunications services other than Telecom or Service Provider.

7.7A Clause 7.7 does not apply to a Related Body Corporate of the Service
     Provider that is not a Controlled Entity and is totally independent of the Service Provider including having independent operations, systems, staff, management, premises, distribution channels, funding and resources.

7.8 (a) Nothing in this Agreement shall prevent Service Provider from complying with a request from a customer to be corrected to a mobile service which competes with a Mobile Service.

     (b) If, at any time, more than 5% of the customers connected to a mobile service by Service Provider are connected to mobile services other than Mobile Services. Service Provider shall immediately notify Telecom of that fact in accordance with clause 22.

7.9 Nothing in this Agreement limits the manner in which, or extent to which, Telecom can restructure its work practices and systems or deal with its employees provided that such conduct is not inconsistent with this Agreement.


8    TELECOM'S OBLIGATIONS

8.1 Subject to clause 7.2 and this clause 8. 1, Telecom agrees to pay to Service Provider the commission and fees specified in Schedule 2 in respect of the provision of the services described in clause 2.1. The commission and fees specified in Schedule 2 apply to published PMTS tariffs current on the date this Agreement was made ("Existing Tariffs"). Where there is a variation to an Existing Tariff ("Varied Tariff") or where a tariff comes into force for which there was no corresponding Existing Tariff ("New Tariff"), then the commission and fees contained in Schedule 2 shall apply to the Varied tariff or the New Tariff unless Telecom notifies Service Provider in writing that the commission and fees contained in Schedule 2 do not apply to that Varied Tariff or New Tariff.

     Where Telecom does so notify Service Provider within 1 month of the coming into force of the Varied Tariff or New Tariff, the matter shall be referred to the Steering Committee whereupon the parties shall be referred to the Steering Committee whereupon the parties shall agree the levels of remuneration applicable in respect of PIP Connections acquiring services under the Varied Tariff or New Tariff. For the avoidance of doubt, the commission and fees contained in Schedule 2 do not apply in respect of a Connection if Telecom's charges in relation to that Connection are not contained in a published PMTS tariff.

     If the Steering Committee is unable to reach agreement on the level of remuneration to apply to the New Tariff or the Varied Tariff within 1 month of the matter being referred to it, either party shall be entitled to terminate this Agreement.

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8.2  The obligation to pay an amount under clause 8.1 is to be satisfied by deducting the commission and the fee from an amount payable to Telecom under clause 9.4.

8.3  Telecom must:

     (a) supply the Mobile Services in accordance with Telecom's PMTS Tariff filed with AUSTEL (as amended from time to time) or in accordance with paragraph 2.3 of Schedule 2;

     (b) operate and maintain the Mobile Service network infrastructure in accordance with good telecommunications engineering practice;

     (c) promote and advertise the Mobile Services through mainstream marketing including television, radio and the print media;

     (d) provide Service Provider with up to date information relating to Telecom's terms and conditions of supply of, including Telecom's fees and charges for, the Mobile Services;

     (e) without limiting the generality of clause 8.3(d), notify Service Provider of any and all relevant and material amendments to Telecom's PMTS Tariff filed with AUSTEL;

     (f) provide Service Provider with such technical and product information and material relating to the Mobile Services as is agreed between the parties from time to time to assist Service Provider in the performance of its obligations under this agreement and, in any event, all appropriate technical and product information routinely made available to Telecom MobileNet Premium Dealers;

     (g) provide Service Provider with such marketing information, promotional literature and product support material relating to the Mobile Services as is agreed between the parties from time to time;

     (h) provide Service Provider with Equipment and training to assist it to perform its obligations under this Agreement;

     (i) provide a dedicated account manager or account management team for Service Provider with responsibilities including, but not limited to:

          (i) acting as a liaison between Telecom and Service Provider in relation to Service Provider's and Telecom's rights and obligations under this Agreement;

          (ii) advising Service Provider on mobile network rollout and Mobile Service availability on a regular basis;

          (iii) advising Service Provider on marketing initiatives and sales programs relating to the Mobile Services;

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          (iv) advising Service Provider in relation to mobile dealer acquisitions and, where appropriate, acting as mobile dealer liaison; and

          (v)  assisting Service Provider in securing its hardware requirements;

     (j) where available, provide international roaming services to customers referred to Telecom by Service Provider in accordance with the Operations Manual;

     (k) provide Service Provider with access to mobile tariffs comparison data;

     (l) provide Service Provider with advice relating to the network alarms and fault reporting systems specified in the Operations Manual;

     (m) provide Service Provider with advice relating to customer credit limit overrun alarms in the manner specified in the Operations Manual; and

     (n) use its best endeavours to ensure that customers migrating from the AMPS Mobile Service to the GSM Mobile Service will be able to retain the last 6 digits of their mobile phone numbers (unless inconsistent with Telecom's numbering policies in relation to the GSM Mobile Service) and will be able to divert calls being made to their old mobile phone number to their new mobile phone number for a reasonable period after migration.

8.4  Telecom must:

     (a) at its expense train an employee or officer of Service Provider in relation to the manner in which Service Provider must carry out its obligations under this Agreement so that that employee or officer can provide similar training to other Service Provider employees; and

     (b) invite representatives of Service Provider to attend conferences and training programs relating to the Mobile Services.

8.5 Telecom shall not be responsible for travelling and accommodation expenses incurred by Service Provider employees, officers or representatives in connection with the activities referred to in clause 8.4.

8.6 In addition to the remuneration specified in Schedule 2, Telecom must make available to Service Provider the equivalent of the following benefits and allowances typically made available to Telecom MobileNet Premium Dealers from time to time:

     (a)  participation in Telecom's churn incentive programmes;

     (b) if Telecom launches a promotion involving discounted handsets, access to such discounted handsets and, if those handsets are not available, Telecom must meet with Service Provider and discuss in good faith whether alternative handsets could be made available for the purposes of the promotion; and

     (c)  participation in Telecom's mobile service promotion programmes,

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     provided that Service Provider's rights in respect of such benefits and allowances shall;

     (d) apply only for so long as those benefits or allowances are typically available to Telecom MobileNet Premium Dealers; and

     (e)  not be any greater than the rights of Telecom MobileNet Premium
          Dealers.


9    BILLING CUSTOMERS

9.1 Telecom agrees from time to time, and in any event before the times specified in the Operation Manual, to make available to Service Provider information relating to and specifying certain Telecom Debts for sale to Service Provider in the manner at out in clause 11.

9.2 The making available by Telecom of the information relating, to the Telecom Debts specified in that information in accordance with clause 9.1 and in the manner specified by clause 11 will constitute an offer by Telecom to assign to Service Provider all of the Telecom Debts specified in that information.

9.3 The purchase price of a Telecom Debt is the amount of the Telecom Debt after taking into account any Gross Billing Error in respect of the Telecom Debt.

9.4 Telecom's offer to assign the Telecom Debts specified in the information will be deemed to be accepted in respect of all of the Telecom Debts specified in the information (without the need for any notification of acceptance to Telecom) immediately upon the Service Provider paying the sum of $10.00 to Telecom.

     Upon acceptance of the offer to assign the Telecom Debts title to the Telecom Debts will vest in Service Provider and become PIP Debts. Service Provider undertakes to Telecom not to seek payment of any PIP Debt until that PIP Debt has vested in Service Provider by operation of this clause 9.4.

9.5 The payment referred to in clause 9.4 must in respect of the amount described in clause 9.4 be made in cash or company cheque.

9.6 (a) If Service Provider wishes to accept Telecom's offer (which acceptance must be in the manner set out in clause 9.4), then payment to Telecom must be made on or before 30 days after the information referred to in clause 9.1 is made available to Service Provider.

     (b) If Service Provider does not accept Telecom's offer in accordance with clause 9.6(a) by payment on or before 30 days after the information referred to in clause 9.1 is made available to Service Provider, Telecom may by notice to Service Provider terminate this Agreement with immediate effect.

9.6A If the Service Provider accepts Telecom's offer to assign Telecom Debts specified in the information relating to those Telecom Debts then the Service Provider shall in respect of the PIP Debts pay to Telecom 30 days after acceptance of the offer the aggregate amount of the PIP Debts which are comprised in the Telecom Debts assigned less:

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     (a)  any Gross Billing Errors; and

     (b)  the sum of $10.

9.6B The payment referred to in clause 9.6A must:

     (a) in respect of the amount described in clause 9.6A less the commission and fee under Schedule 2 in respect of the relevant PIP Connections, be made in cash or company cheque; and

     (b) in respect of the amount described in clause 9.6A equal to the commission and fee under Schedule 2 in respect of the relevant PIP Connections, be made by the set off of the obligation of Telecom to pay that commission and fee to Service Provider in respect of the relevant PIP Connections.

9.7  [Clause deleted].

9.8 If Telecom disputes that a Gross Billing Error has occurred the dispute shall be immediately referred to the Steering Committee.

9.9 If the Steering Committee does not agree that a Gross Billing Error has occurred, Service Provider must pay to Telecom any amount withheld pursuant to clause 9.4(b) on or before the later to occur of:

     (a)  the date specified by clause 9.6; and

     (b)  7 days after the ruling on the dispute by the Steering Committee.

9.10 Service Provider must comply with the Operations Manual when collecting PIP Debts.

9.11 Any bill or account sent by Service Provider to a customer in relation to a PIP Debt must:

     (a)  be in a form approved by Telecom;

     (b) state separately the amount of each Telecom fee or charge levied in respect of a Mobile Service or a Value Added Service constituting a component of that PIP Debt and prominently identify Telecom as the supplier of the relevant Mobile Service and any Value Added Services; and

     (c) not demand payment of any Telecom fee or charge in respect of a Mobile Service other than Telecom's applicable fee or charge in respect of the Mobile Service as specified by the information made available to Service Provider by Telecom under clause 9.1 and not allow any rebate, refund, discount or similar payment in respect of that Mobile Service from such fee or charge other than as specified in that information or otherwise authorised in writing by Telecom from time to time.

9.12 The procedure for the granting of credits to customers in relation to PIP Connections shall be set out in the Operations Manual. Where such a procedure is not so set out, Service Provider shall not grant such credits without authorization in writing from Telecom. The Operations Manual shall provide that Service Provider shall bear the entire cost of credits

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     which are not related to difficulties experienced by the customer in relation to the technical operation of the relevant Mobile Service or any Value Added Service.

9.13 If Service Provider has not complied in full with its obligations under clause 9.4 in respect of a particular Telecom Debt and Service Provider receives from the customer moneys in respect of that Telecom Debt, Service
     Provider:

     (a) must upon receipt of those moneys immediately pay those moneys (to the extent to which Service Provider has not already made payment under clause 9.4 in respect of that Telecom Debt) to Telecom; and

     (b)  pending such payment, hold those moneys on trust for Telecom.

     Telecom may in its absolute discretion allocate any shortfall in the amount payable by Service Provider under clause 9.4 to any Telecom Debt.

9.14 Service Provider agrees that information made available under clause 9.1 is prima facie evidence that the Telecom Debts specified by that information are owed to Telecom by the customer and that the relevant Mobile Service has been supplied to that customer in the manner specified by that information.

9.15 If Service Provider establishes to the reasonable satisfaction of Telecom that:

     (a) information made available to Service Provider under clause 9.1 is inaccurate; and

     (b) as a result Service Provider has made a payment to Telecom under clause 9.2 in excess of that which it would have made had the information been accurate,

     Telecom must pay to Service Provider an amount equal to the amount of that excess within 30 days together with interest calculated in accordance with clause 9.17.

9.16 Telecom and Service Provider must carry out the reconciliation procedures set out in the Operations Manual at least once every six months or with such frequency as may be agreed.

9.17 Without limiting the generality of clause 16.2(g), if a party is in breach of a payment obligation under this Agreement that party must pay to the other party interest on the amount of that payment calculated daily at an annual rate equal to 1.5% above the Commonwealth Bank of Australia's corporate reference rate as published from time to time (or any similar rate published by the Commonwealth Bank of Australia from time to time) from the date the payment became payable until the date the payment is paid in full.

9.18 Service Provider acknowledges and agrees that:

     (a) provided a PIP Debt has been assigned to Service Provider in accordance with this clause 9, Telecom shall not be liable to Service Provider in the event that Service Provider cannot collect all or any of a PIP Debt;

     (b) provided a PIP Debt has been assigned to a Service Provider in accordance with this clause 9, Telecom shall not be liable for, or in relation to, any fraud or dishonesty committed by any customer relating to that PIP Debt; and

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     (c)  Telecom may disclose information to third parties including other carriers relating to the Mobile Services, and the acquisition by customers of the Mobile Services, pursuant to interconnect or other agreements or arrangements to the extent that disclosure is required by those agreements or arrangements.

9.19 Service Provider must carry out the following in relation to credit assessment and bad debt management ("Credit Management Service"):

     (a) ensure that it carries out a credit check in respect of each customer applying for the supply of a Mobile Service in the manner set out in the Operations Manual;

     (b) not process any application for the supply of a Mobile Service by a customer who falls to meet the credit worthiness requirements set out in the Operations Manual; and

     (c) ensure that it complies with the bad debt collection methods as set out in the Operations Manual.

9.20 Service Provider must, upon Telecom giving reasonable notice, include with any bill sent to customers in respect of PIP Connections any documentation, including promotional material, nominated by Telecom. Service Provider will procure delivery of such documentation to the relevant customers at its own cost and expense. Telecom will bear the cost and expense of production of such documentation.

9.21 Service Provider acknowledges and agrees that Telecom has the unqualified right to contact, correspond with, deliver documentation to, or otherwise deal with any customer, including any PIP Connection provided that such conduct is not inconsistent with this Agreement.

9.22 Prior to the Launch Date and before the commencement of each Quarter, Service Provider's must provide Telecom with the opportunity to review Service Provider's proposed marketing plan and obtain Telecom with the opportunity to review Service Provider's proposed must set out all marketing and promotional activities and campaigns to be carried out by Service Provider in respect of the Mobile Services, Value Added Services and any services specified in clause 2.1. Also, it must detail any proposed promotion or supply of a Mobile Service in conjunction with a telecommunications service that competes with a telecommunications service supplied by Telecom.

9.23 Service Provider must not carry out any marketing or promotional activity or campaign in respect of the Mobile Service, Value Added Services or any service specified in clause 2.1 other than in accordance with a marketing plan approved in writing by Telecom pursuant to clause 9.22.


10   DISCONNECTION

10.1 Telecom must disconnect a PIP Connection from the Mobile Service as soon as practicable after Service Provider has established to the satisfaction of Telecom that:

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     (a)  despite Service Provider having attempted to collect the relevant PIP
          Debt in the manner set out in the Operations Manual, Service Provider has been unable to collect that PIP Debt;

     (b) the customer in respect of that PIP Debt has requested Service Provider to procure the disconnection of that PIP Connection; or

     (c) disconnection of that PIP Connection is otherwise necessary. Telecom will not refuse any reasonable request to disconnect a PIP customer pursuant to this clause 10.1(c).

10.2 Telecom reserves the right to disconnect any PIP Connection in accordance with Telecom's normal operational procedures provided Telecom does not in respect of such disconnections treat PIP Connections differently to Connections procured by Telecom or another of Telecom's MobileNet dealers.

10.3 Telecom must execute a legal assignment to Service Provider of any PIP Debt if:

     (a)  Telecom has disconnected that PIP Connection under clause 10.1; and

     (b) Service Provider can establish to the reasonable satisfaction of Telecom that Service Provider will not be able to collect the PIP Debt without commencing legal proceedings against the customer.

10.4 Service Provider must at its own expense take all steps necessary to ensure any assignment of a Debt made pursuant to clause 10.3 is lawful and complies with all legal requirements including, without limitation, any requirements relating to registration or notification of that assignment. Telecom shall, at Service Provider's cost, provide Service Provider with such reasonable assistance as Service Provider may require in relation to its obligations under this clause 10.4.

10.5 Service Provider has no right to, and must not attempt to, commence any legal proceedings in its own name or in the name of Telecom in relation to any PIP Debt until that P Debt has been legally assigned to Service Provider under clause 10.3.

10.6 Service Provider shall provide Telecom with such documentary or other evidence as Telecom may reasonably require to satisfy itself of any of the matters referred to in clauses 10.1 and 10-3(b).


11   PROVISION OF BILLING AND CUSTOMER INFORMATION

11.1 Each party must provide the other party with access to information as set out in the Operations Manual which is stored on its computer system or using any other means. Such access shall be provided in the manner set out in the Operations Manual. Such access must be used solely for the purpose of:

     (a) in the case of Service Provider - carrying out its obligations under, and the activities contemplated by, this agreement; and

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     (b)  in the case of Telecom - updating its records in relation to customers in respect of PIP Connections.

11.2 Service Provider acknowledges and agrees that Telecom must have access, by the means referred to in clause 11.1(b) or by such other means as Telecom may reasonably require, to all customer information relating to PIP Connections including name and address and details of the customer's payment and complaint records any other historical information relating to the supply of services to the customer pursuant to this Agreement.

11.3 (a) Each party shall comply with the security and other requirements in relation to the other party's computer system set out in the Operations Manual.

     (b) Upon termination of this Agreement, Telecom may at any time disconnect any computer or other electronic information links between Service Provider and Telecom and Telecom and Service Provider shall co-operate fully with such disconnections to the extent reasonably necessary to minimise disruption to customers in respect of PIP Connections.

11.4 For the avoidance of doubt and unless otherwise agreed by the parties:

     (a) It is the responsibility of each party to acquire any and all computer hardware and software necessary or desirable for the purpose of fulfilling its obligations or exercising its rights under this Agreement; and

     (b) the costs of any leased line or other means of connecting the parties' respective computer systems shall be bore by Service Provider.

11.5 If Service Provider falls to obtain customer agreement to the disclosure or use of customer information as set out in clause 7.6(b), Service Provider shall indemnify Telecom against every expense, loss or penalty howsoever incurred by Telecom as a result of it disclosing or using that customer information, whether such expense, loss or penalty arises out of any breach of Applicable Law or any legal or other action undertaken against Telecom as a result of that disclosure or use.


12   PROVISION OF THE BILLING ENQUIRY SERVICE

12.1 Service Provider shall establish and operate a 24 hour, seven days per week, billing enquiry service for customers in respect of PIP Connections answering customer billing queries or receiving customer billing complaints or reports relating to billing of the Mobile Services (the "Billing Enquiry Service").

12.2 Subject to this clause 12, the Billing Enquiry Service must be provided in accordance with the Operations Manual and must facilitate the speedy and professional resolution, or where appropriate referral, of billing, charging and credit queries.

12.3 Service Provider must use its best endeavours to ensure that customer billing enquiries made in relation to PIP Connections are made to the Billing Enquiry Service rather than to Telecom's own customer enquiry operators.


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12.4  Should Telecom receive a call relating to the billing of a PIP Connection,
      Service Provider shall pay to Telecom $5 in respect of that call. Telecom shall invoice Service Provider from time to time for all such calls. Service Provider shall pay the amount so claimed on or before 14 days after Telecom provides such invoice. The parties acknowledge that amount of $5 is a genuine pre-estimate of the cost to Telecom of it processing such a call. Should the receipt of such a call cost Telecom more than $5, Telecom shall be entitled to claim from Service Provider the actual cost incurred. This clause 12.4 does not apply during the three month period immediately after the Launch Date.

12.5 Telecom and Service Provider acknowledge that there will be certain categories of queries received by the Billing Enquiry Service which:

      (a) will require that Telecom provide Service Provider with information so that the can be adequately resolved; and

      (b)  may need to be formally referred to, and resolved by, Telecom.

12.6 Service Provider may request information from Telecom in relation to queries received by the Billing Enquiry Service failing within the categories of queries specified in the Operations Manual. Telecom must use reasonable endeavours to comply with any such request in the manner set out in the Operations Manual.

12.7 Service Provider must use its best endeavours to resolve all queries received by the Billing Enquiry Service without requesting information from Telecom in relation to that query under clause 12.6.

12.8 Service Provider must refer queries received by the Billing Enquiry Service falling within the categories of queries specified in the Operations Manual to Telecom for resolution by Telecom directly with the complainant.

12.9 Telecom and Service Provider agree that it is intended that Telecom will not have any direct contact with any customer that has made a query to the Billing Enquiry Service unless that query is formally referred to Telecom under clause 12.8.

12.10 When supplying the Billing Enquiry Service, Service Provider must meet such benchmarks and performance standards as may be specified in the Operations Manual (or otherwise agreed) from time to time. It is anticipated that such benchmarks and performance standards all be based upon the performance of Telecom's own customer enquiry service. Until such time as they are specified in the Operations Manual (or otherwise agreed) the Billing Enquiry Service standards the Service Provider must meet are:

      (a)  Inbound calls:

           (i)   At least 90% of calls to be answered within 10 seconds;

           (ii)  Less than 2% of calls to be abandoned;

           (iii) At least 95% of customer enquiries to be resolved on the first call; and

           (iv)  less than 5% of calls to be transferred to Telecom.

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      (b)  Customer complaints in relation to the Billing Service, Billing
           Enquiry Service and Credit Management Service:

           (i)   All complaints to be acknowledged within 1 day;

           (ii)  Final resolution to occur within 3 days where possible.

      (c) Customer Satisfaction to be rated Very Good or Excellent by at least 85% of customers in relation to:

           (i)   perception of bill accuracy;

           (ii)  bill presentation (MobileNet segment);

           (iii) customer service quality with respect to billing and billing enquiries; and

           (iv)  quality of the billing information provided to the customer.

12.11 Service Provider must provide a quarterly report to Telecom on its performance of each of the standards set out in clause 12.10. Following an initial performance review, a quarterly performance audit of each service standard will be carried out by Telecom. Where unacceptable performance is reported, Telecom may undertake more frequent audits as necessary to establish that adequate remedial action has been undertaken to resolve the under performance.

12.12 Following an initial performance review of documented procedures, a quarterly performance audit of each documented procedure will be carried out by Telecom. Where unacceptable performance is reported, Telecom may undertake more frequent audits as necessary to establish that adequate remedial action has been undertaken to resolve the under performance.

12.13 Service Provider shall maintain such records or documents, and produce such reports, as Telecom may request in relation to the performance of the Customer Enquiry Service. Service Provider shall, upon reasonable notice, make its premises, and such records, documents or reports as Telecom may reasonably request, available to Telecom or its agents or contractors for the purpose of auditing the performance of the Customer Enquiry Service and assessing whether Service Provider has complied with its obligations under clause 12.10.


13    PROVISION OF FULL CUSTOMER SERVICE

13.1 Full Customer Service comprises all aspects of service to customers who have PIP Connections other than the provision of the Mobile Services, Value Added Services or the provision of services provided to those customers by Service Provider as part of the Billing Service, Billing Enquiry Service or the Credit Management Service. Full Customer Service includes:

      (a)  the provision of a Customer Enquiry Service as set out in clause 14;

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      (b)  the giving of advice to customers on Value Added Services;

      (c) the giving of advice to customers on and the providing of support to customers of Mobile Services and other Telecom products and services; and

      (d)  the promotion of new products to customers.

13.2 In order to be eligible to make an application under clause 13.4 to provide Full Customer Service under this Agreement, Service Provider must meet the following criteria ("Acceptance Criteria"):

      (a) Service Provider must have compiled with all of its obligations under this Agreement including all performance targets, benchmarks and performance standards for the preceding six months (including satisfactory performance as measured by the two most recent quarterly reviews under clauses 12.11 and 12.12); and

      (b)  Service Provider must have achieved at least 20,000 PIP Connections.

13.3 Telecom may, at its absolute discretion, waive the requirements of clause 13.2, either wholly or in part, by notice in writing to Service Provider.

13.4 Where Service Provider reasonably considers that it meets the Acceptance Criteria set out in clause 13.2 for the provision of the Full Customer Service, Service Provider may apply in writing to Telecom ("Full Customer Service Application") stating that it wishes to commence the provision of the Full Customer Service.

13.5 Service Provider shall include in the Full Customer Service Application, information setting out the manner in which it meets the Acceptance Criteria. Service Provider agrees to provide to Telecom such further information as Telecom may reasonably request for the purpose of assessing the Full Customer Service Application.

13.6 The Service Provider may not commence providing the Full Customer Service until it has received Telecom's written approval of the Service Provider's Full Customer Service Application and the requirements of clause 2.3(b) have been met.

13.7 A provider of Full Customer Service must provide all of the Full Customer Service as set out in clause 13.1. The parties acknowledge that further services may be provided by a Full Customer Service provider from time to time, subject to agreement between the parties.


14.   CUSTOMER ENQUIRY SERVICE

14.1 Service Provider shall establish and operate a 24 hour, seven days per week, customer enquiry service for customers in respect of PIP Connections answering customer queries or receiving customer complaints or reports relating to the Mobile Services (the "Customer Enquiry Service").

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14.2  Subject to clause 14, the Customer Enquiry Service must be provided in accordance with the Operations Manual and must facilitate the speedy and professional resolution, or where appropriate referral, of matters including;

      (a)  customer complaints;

      (b)  network operational queries;

      (c)  fault reports;

      (d)  promotional and other offers; and

      (e)  other matters as agreed between the parties from time to time.

14.3 Service Provider must use its best endeavours to ensure that customer enquiries made in relation to PIP Connections are made to the Customer Enquiry Service rather than to Telecom's own customer enquiry operators. Should Telecom receive a call relating to the billing of a PIP Connection, Service Provider shall pay to Telecom $5 in respect of that call Telecom shall invoice Service Provider from time to time for ail such calls. Service Provider shall pay the amount so claimed on or before 14 days after Telecom provides such invoice. The parties acknowledge that amount of $5 is a genuine pre-estimate of the cost to Telecom of it processing such a call. Should the receipt of such a call cost Telecom more than $5, Telecom shall be entitled to claim from Service Provider the actual cost incurred.

14.4 Telecom and Service Provider acknowledge that there will be certain categories of queries received by the Customer Enquiry Service which:

      (a) will require that Telecom provide Service Provider with information so that they can be adequately resolved; and

      (b)  may need to be formally referred to, and resolved by, Telecom.

14.5 Service Provider may request information from Telecom in relation to queries received by the Customer Enquiry Service failing within die categories of queries specified in the Operations Manual. Telecom must use reasonable endeavours to comply with any such request in the manner set out in the Operations Manual.

14.6 Service Provider must use its best endeavours to resolve all queries received by the Customer Enquiry Service without requesting information from Telecom in relation to that query under clause 14.5.

14.7 Service Provider must refer queries received by the Customer Enquiry Service falling within the categories of queries specified in the Operations Manual to Telecom for resolution by Telecom directly with the complainant.

14.8 Telecom and Service Provider agree that it is intended that Telecom will not have any direct contact with any customer that has made a query to the Customer Enquiry Service unless that query is formally referred to Telecom under clause 14.7.

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14.9  When supplying the Customer Enquiry Service, Service Provider must meet such benchmarks and performance standards as may be specified in the Operations Manual (or otherwise agreed) from time to time. It is anticipated that such benchmarks and performance standards shall be based upon the performance of Telecom's own customer enquiry service. Until such time as they are specified in the Operations Manual (or otherwise agreed) the Customer Enquiry Service standards the Service Provider must meet are:

      (a)  Inbound calls:

           (i)   At least 90% of calls to be answered within 10 seconds;

           (ii)  Less than 2% of calls to be abandoned;

           (iii) At least 95% of customer enquiries to be resolved on the first call; and

           (iv)  less than 5% of calls to be transferred to Telecom.

      (b)  Customer complaints in relation to the Full Customer Service:

           (i)   All complaints to be acknowledged within 1 day;

           (ii)  Final resolution to occur within 3 days where possible.

      (c) Customer Satisfaction to be rated Very Good or Excellent by at least 85% of customers in relation to:

           (i)   perception of non billing information accuracy;

           (ii) non bill information presentation (where information is presented in visual form);

           (iii) non-billing customer service quality; and

           (iv)  quality of non billing information provided to the customer.

14.10 Service Provider must provide a quarterly report to Telecom on its performance of each of the standards set out in clause 14.9. Following an initial performance review, a quarterly performance audit of each service standard will be carried out by Telecom. Where unacceptable performance is reported, Telecom may undertake more frequent audits as necessary to establish that adequate remedial action has been undertaken to resolve the under performance.

14.11 Following an initial performance review of documented procedure, a quarterly performance audit of each documented procedure will be carried out by Telecom. Where unacceptable performance is reported, Telecom may undertake more frequent audits as necessary to establish that adequate remedial action has been undertaken to resolve the under performance.

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14.12 Service Provider shall maintain such records or documents, and produce such reports, as Telecom may request in relation to the performance of the Customer Enquiry Service. Service Provider shall, upon reasonable notice, make its premises, and such records, documents or reports as Telecom may reasonably request, available to Telecom or its agents or contractors for the purpose of auditing the performance of the Customer Enquiry Service and assessing whether Service Provider has compiled with its obligations under clause 14.9.

15    EQUIPMENT

15.1 Subject to clause 15.2, Telecom licenses Service Provider to use the Equipment and any and all operating or other software supplied to Service Provider by Telecom for use with the Equipment.

15.2 Service Provider shall only use Equipment for the purposes of this Agreement in accordance with such specifications or requirements issued by Telecom from time to time.

15.3  Service Provider:

      (a) shall have no ownership, property or rights in the Equipment and shall hold the Equipment as a mere bailee at will for Telecom;

      (b) must not remove the Equipment from its premises without Telecom's consent; or

      (c) must not purport to sell, encumber or grant any right to or in the Equipment.

15.4 Telecom or any of its servants, agents or representatives may, upon giving reasonable notice, recover possession of the Equipment and Service Provider shall assist and indemnify Telecom in relation to such recovery.

15.5  Service Provider shall:

      (a) ensure that Equipment is stored clear of any interferences or contamination (including but not limited to fire, storm, flood, explosion, dust, water and theft) which may damage it;

      (b) at times insure the Equipment in the name of Telecom for the full insurable value of that Equipment with a reputable insurer and shall keep Telecom indemnified in respect of all loss and damage to that Equipment. Service Provider shall, upon request, promptly furnish to Telecom evidence of such insurance;

      (c) comply fully with any reasonable directions and recommendations that Telecom may provide from time to time in respect the Equipment;

      (d) return that Equipment, and all reproductions of any operating or other software supplied to Service Provider by Telecom for use with that Equipment (in any material form), to Telecom immediately upon request (whether or not that request is made during the term of this Agreement) and, in any event within 7 days of the termination of this Agreement.

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16   TERM AND TERMINATION

16.1 Subject to clauses 2.3, 6.1, 6.3, 7.2, 8.1, 9.6. 9.7(b), 16.2, 16.3 and
     29.3, this Agreement comes into force on the Commencement Date and remains in force:

     (a) for the period specified in Item 2 of Schedule 1 (the "Initial Period"); and

     (b) upon expiry of the Initial Period, for such additional periods as may be agreed between the parties.

16.2 Telecom may terminate this Agreement at any time by notice in writing to Service Provider if:

     (a) Service Provider takes or threatens to take, or has taken or instituted against it, any action or proceeding whether voluntary or compulsorily which has an object or may result in the winding up of Service Provider (other than a voluntary winding up for the purpose of solvent amalgamation or reconstruction) or is placed under administration or in receivership or a Controller (as defined in the Corporations Law) is appointed over the whole or any part of its undertaking;

     (b) Service Provider enters or proposes to enter into any scheme of arrangement or any composition for the benefit of its creditors;

     (c) Service Provider stops payment or admits in writing its inability to pay its Debts as they fall due, or is deemed to be unable to pay its Debts pursuant to section 460 of the Corporations Law;

     (d) as a result of the operation of section 459(l) of the Corporations Law, Service Provider is taken to have failed to comply with a statutory demand;

     (e) any of the events specified in clause 16.2(a) to (d) above inclusive occurs in relation to a corporation which is a guarantor of or surety for the obligations of Service Provider under this Agreement;

     (f)  any director of Service Provider:

          (i) becomes bankrupt, presents a Debtor's petition within the meaning of the Bankruptcy Act, or at a meeting of any of his creditors he consents to present a Debtor's petition under, or to sign an authority under section 118 of the Bankruptcy Act or commits any of the acts of bankruptcy specified in sections 40(i)(h) to (n) of the Bankruptcy Act; or

          (ii) executes a deed of assignment or a deed of arrangement under the Bankruptcy Act;

     (g) Service Provider defaults and such default continues for a period of fourteen (14) days after written notice has been given to it by Telecom in the payment of all or any moneys which may now or in the future become owing by Service Provider on any account whatsoever by Service Provider to Telecom;

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     (h)  for any reason within Service Provider's control Service Provider fails to actively operate the Business for a period of more than 10 consecutive Business Days without the prior written permission of Telecom;

     (i) Service Provider in a Quarter submits to Telecom any report or statement:

          (a) which is to be used by Telecom as a basis for determining the remuneration due to Service Provider and that report or statement overstates, or contains an error which results in an over calculation of, the remuneration due to Service Provider by more than 5% of the true and correct amount due; or

          (b) which overstates the true and correct number of PIP Connections by more than 5 percent;

          provided that Telecom has first offered Service Provider the opportunity to explain that overstatement or error and Service Provider has been unable to establish that the overstatement was not made deliberately or recklessly or as a result of incorrect information supplied to it by Telecom;

     (j) Service Provider breaches any of the terms of any of its loan, security or like agreements or any lease or agreement relating to this Agreement or fails to make on the due date any payment due in respect of any loan or Debt taken out or owed by Service Provider which loan or Debt is or may in the future be guaranteed or otherwise secured by Telecom or any of its related corporations;

     (k) a demand is made on Telecom for payment of money under any instrument, guarantee or indemnity given by Telecom to secure advances or other financial accommodation made to Service Provider;

     (l) Service Provider attempts or purports to sell, assign or transfer this Agreement, the Beneficial Ownership of the Business, or any licenses, concession agreements or permits which are required by or related to the Business without Telecom's prior written consent (which must not be unreasonably withheld);

     (m) there is a change in the Beneficial Ownership of Service Provider without Telecom's prior written consent (which must not be unreasonably withheld); or

     (n) a Full Bench of the Australian Industrial Relations Commission finds that this Agreement adversely affected Telecom's staff and was the substantial cause of industrial disputation.

16.3 If:

     (a)  a party is in breach of any material obligation under this Agreement;
          and

     (b)  the other party has notified that party of that breach; and

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      (c)   if that breach is capable of remedy;

            (i) the Steering Committee has met to discuss remedying that breach and;

            (ii) the party in breach has not remedied that breach within 21 days of that meeting (or such other period as may be agreed);

      then the other party may by notice in writing immediately terminate this Agreement.

16.4 Without prejudice to its rights under clauses 16.2 and 16.3, Telecom may, notwithstanding any other clause, suspend the provision of any goods and services to Service Provider pursuant to this Agreement during any period in which amounts owing to it under this Agreement are unpaid.

16.5 Upon termination of this Agreement, Service Provider must at its own expense:

      (a) pay to Telecom all moneys owed by it to Telecom within 7 days of termination;

      (b)  immediately cease to identify itself by means of the Generic Title;

      (c) immediately cease, and ensure that each Affiliate ceases, to hold itself out to the public in any manner as being approved by or affiliated with Telecom to promote the Mobile Services;

      (d) immediately cease, and ensure that each Affiliate ceases, all use of the Trade Marks; and

      (e) unless agreed otherwise in writing with Telecom, remove, destroy or obliterate all signage, materials or documentation on Service Provider's or a Affiliate's premises which refers to Telecom or the Mobile Services within 7 days thereafter, by statutory declaration, certify that this has been done.

16.5A Service Provider acknowledges and agrees that Telecom may in the event that this agreement has been, or is to be, terminated in accordance with this clause deliver to each customer in respect of a PIP Connection a notice advising the customer that this Agreement has been or is to be (as the case may be) terminated and that Service Provider will no longer be supplying the Billing Service, the Billing Enquiry Service, the Credit Management Service and, if applicable, the Full Customer Service.

16.6 Telecom and its servants or agents may, upon giving reasonable notice, enter on Service Provider's or an Affiliate's premises where any Trade Marks, similar marks, signs or sign writing may be and remove or obliterate the same and carry out any works reasonably necessary for such removal or obliteration at Service Provider's expense, should Service Provider fail to comply with its obligations under clause 16.5.

16.7 Any expiration or termination of this Agreement does not affect the rights and obligations of the parties under clauses 15, 16.5, 16.5A, 16.6, 16.7, 16.8, 17.12, 18.3 and 30, which survive termination.

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16.8 Service Provider acknowledges and agrees that upon termination or expiration of this Agreement all Service Provider's right to future remuneration under this Agreement shall immediately cease.

16.9 Telecom acknowledges that wrongful termination of this Agreement by Telecom would amount to a breach of this Agreement in relation to which Service Provider would be entitled to recover damages.


17   INTELLECTUAL PROPERTY RIGHTS, TRADE MARKS AND TELECOM CONFIDENTIAL
     INFORMATION

17.1 A party shall not use the other party's Intellectual Property Rights except as expressly permitted in this Agreement.

17.2 The parties agree that all Intellectual Property Rights in and to any modifications or changes to any item or thing in which Intellectual Property Right subscripts (including computer software, computer hardware or documentation) are the property of the party that owns the Intellectual Property Rights in that item or thing.

17.3 Service Provider acknowledges that the Trade Marks are the exclusive property of Telecom and that Service Provider has no rights in or to the Trade Marks other than under this Agreement.

17.4 Service Provider is granted the non-exclusive right to use the Displayed Trade Marks in relation to the Business in a manner set out in the Operations Manual or as specifically approved by Telecom in writing (which approval may be revoked or varied by Telecom). Where necessary or desirable Telecom and Service Provider may enter into a registered user agreement in respect of a Displayed Trade Mark. Affiliates may use the Displayed Trade Marks in the manner set out in the Operations Manual or as determined by Telecom from time to time.

17.5 Service Provider shall not during the term of this Agreement:

     (a) do anything which may impair Telecom's right, title and interest in and to the Trade Marks or which might prejudice their distinctiveness or validity or the goodwill of Telecom;

     (b) except to the extent permitted by clauses 17.4 or with the written consent of Telecom, use any of the Trade Marks.

17.6 Service Provider undertakes to keep secret and to protect and preserve the confidential nature and secrecy of all Telecom Confidential Information. To this end, Service Provider shall not, without Telecom's prior written consent:

     (a) use, disclose or in any way communicate to any other person all or any Telecom Confidential Information except as permitted by this Agreement or as required by law;

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      (b)  permit unauthorised persons to have access to places where Telecom
           Confidential Information is displayed, reproduced or stored; or

      (c) make or assist any person to make any unauthorised use or disclosure of Telecom Confidential Information, and shall take all reasonable steps (including, obtaining confidentiality undertakings from employees, officers, agents, contractors and subcontractors who have or may have access to the Telecom Confidential Information) to ensure that the Telecom Confidential Information is not used or disclosed by Service Provider's employees, officers, agents, contractors or subcontractors.

17.7 Telecom undertakes to keep secret and to protect and preserve the confidential nature and secrecy of all Service Provider Confidential Information. To this end, Telecom shall not, without Service Provider's prior written consent:

      (a) use, disclose or in any way communicate to any other person all or any Service Provider Confidential Information except as permitted by this Agreement or as required by law;

      (b) permit unauthorised persons to have access to places where Service Provider Confidential Information is displayed, reproduced or stored; or

      (c) make or assist any person to make any unauthorised use or disclosure of Service Provider Confidential Information, and shall take all reasonable steps (including obtaining confidentiality undertakings from employees, officers, agents, contractors and sub-contractors who have or may have access to the Service Provider Confidential Information) to ensure that the Service Provider Confidential Information is not used or disclosed by Telecom's employees, officers, agents, contractors or sub-contractors.

17.8 Subject to clause 17.9, Service Provider may disclose Telecom Confidential Information, and Telecom may disclose Service Provider Confidential Information, to their respective employees, officers, agents, contractors and sub-contractors in the course of their employment on a need to know basis or to their respective advisers in relation to their rights under this Agreement.

17.9 Each Party shall ensure that its employees, officers, contractors, sub-contractors, agents and afl other persons under its control or direction will be under and will comply with obligations similar to the obligations imposed on it under this clause.

17.10 If a party, its employees, officers, agents, contractors or sub-contractors breach the confidentiality obligations contained in this Agreement it shall immediately notify the other party in writing of this and indemnify the other party for all loss and damage caused by such breach.

17.11 Each party acknowledges that a breach of this clause may cause the other party irreparable damage for which monetary damages would not be an adequate remedy. Accordingly, in addition to other remedies that may be available, a party may seek and obtain injunctive relief against such a breach of threatened breach.

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17.12 The obligations under this clause 17 survive termination of this
      Agreement.

17.13 Notwithstanding any other term of this Agreement, Telecom shall as required by its Articles of Association, be entitled to disclose to its shareholder, the Commonwealth of Australia, or the Commonwealth's nominee pursuant to a shareholder resolution requiring such disclosure, any information contained in any books, documents or other papers of Telecom except for confidential Information comprising details of products, technical processes and know how including computer programs directly related to those products, technical processes or know how. For the purposes of this provision the words "books, documents or other papers" include:

      (a)  any book, map, plan, graph or drawing;

      (b)  any photograph;

      (c) any label, any marking or other writing which identifies or describes anything of which it forms a part, or to which it is attached by any means whatsoever;

      (d) any disk, tape, soundtrack or other device in which sounds or other data (not being visual images) are embodied so as to be capable (with or without the aid of some other equipment) of being reproduced therefrom;

      (e) any film (including microfilm), negative, tape or other device in which one or more visual images are embodied so as to be capable (with or without the aid of some other equipment) of being reproduced therefrom; and

      (f) anything whatsoever on which is marked any words, figures, letters or symbols which are capable of carrying a definite meaning to a person conversant with them.


18    LIMITATION OF LIABILITY AND INDEMNITY

18.1 Certain laws imply terms, conditions and warranties into contracts for the supply of goods or services and prohibit the exclusion, restriction or modification of those terms and conditions and warranties ("prescribed terms"). Some prescribed terms permit a supplier to limit its liability for a breach thereof. Except as provided by prescribed terms, the liability of Telecom in respect of a breach of a prescribed term relating to the supply of any goods or services supplied by it to Service Provider in connection with this Agreement or the Mobile Services is limited, at the option of Telecom, to the replacement or repair of the goods, resupply of services or payment of the costs of replacing or repairing the goods or resupplying the services.

18.2  Except as provided by prescribed terms (if any):

      (a) Telecom makes no warranties in relation to the provision of any goods or services by it to Service Provider or the Mobile Services, including warranties as to fitness for purpose or otherwise; and

      (b) Service Provider will not under any circumstances have any cause of action against or right to claim or recover from Telecom (and its employees, officers,

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 35

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

          agents, contractors and sub-contractors) whether in tort, breach of contract or otherwise, for or in respect of any loss or damage caused directly or indirectly by any breach of warranty (if any) in respect of any goods or services supplied by it to Service Provider in connection with this Agreement or the Mobile Services.

18.3 It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity conferred by this Agreement.


19   ENTIRE AGREEMENT AND AMENDMENT

19.1 This Agreement constitutes the entire agreement of the parties about its subject matter and any previous agreements, understandings and negotiations on that subject matter cease to have any effect. Service Provider acknowledges that in entering into this Agreement it has not relied on any representations or warranties about its subject matter except as provided in this Agreement.

19.2 No amendment of any part of this Agreement will be valid or have effect unless in writing executed by all parties.


20   SALE, ASSIGNMENT AND TRANSFER

20.1 Provided Telecom provides Service Provider with 60 days written notice, this Agreement shall be fully assignable by Telecom and shall enure to the benefit of any assignee, transferee or other legal successor of Telecom. Service Provider agrees to accept performance by any assignee, transferee or successor without the need for any agreement of novation.

20.2 Service Provider may not transfer or assign any of its rights under this Agreement without Telecom's prior written consent.

21   WAIVER AND VARIATION

     A provision of or a right created under this Agreement may not be:

     (a)  waived except in writing signed by the party granting the waiver; or

     (b)  varied except in writing signed by the parties.

     Waiver of a breach is without prejudice to the right of a party to terminate for later breach.

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 36

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

22      NOTICES

22.1 A notice, approval, consent or other communication in connection with this
     Agreement:

     (a)  must be in writing;

     (b)  must be marked, in the case of Telecom, for the attention of:

               National Manager - Service Providers

          and, in the case of Service Provider for the attention of:

               Manager, Mobile Services;

     (c) must be left at the address of the addressee, or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee which is specified in this clause or if the addressee notifies another address or facsimile number then to that address or facsimile number. The address and facsimile number of each party is:

          In the case of Telecom:

               Mobile Communication Services
               Telstra Corporation Limited
               79 Victoria Parade
               Collingwood  Vic  3066.

          Facsimile:    (03) 416 2852

          In the case of Service Provider:

               Axicorp Pty Ltd
               Level 4, 468 St Kilda Road
               Melbourne  Vic  3004

          Facsimile:    (03) 804 5067

22.2 A notice, approval, consent or other communication takes effect from the time it is received unless a later time is specified in it.

22.3 A letter or facsimile is taken to be received:

     (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting; and

     (b) in the case of facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 37

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

23   GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

23.1 This Agreement and the transactions contemplated by this Agreement are governed by the law in force in Victoria.

23.2 Without preventing any other mode of service, any document in an action (including, but not limited to, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 22.


24   SEVERABILITY

     If the whole or any part of a provision of this Agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this Agreement or is contrary to public policy.


25   EXERCISE OF RIGHTS

     A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further exercise of that or of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.


26   FURTHER ASSURANCES

26.1 Each party agrees, at its own expense, on the request of another party, to do everything reasonably necessary to give effect to this Agreement and the transactions contemplated by it, including, but not limited to, the execution of documents.

26.2 Without limiting the generality of clause 26.1:

     (a) Service Provider agrees at its own expense, to do everything necessary in order to enable Telecom to comply with any obligations that it may have under any legislation, statute, law, ordinance, enactment, by-law or governmental or quasi-governmental direction (including but not limited to the Act and any relevant class license issued by the Australian Telecommunications Authority from time to time under that Act and the Radiocommunications Act 1983 (Cth)), to the extent that the same relates to the performance of any rights or obligations under this Agreement whatsoever; and

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 38

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

     (b) Service Provider shall on request execute and procure the execution of such additional documents in order to more adequately secure the obligations of Service Provider under this Agreement, as Telecom requires from time to time.


27   FORCE MAJEURE

27.1 An obligation of a party under this Agreement shall be suspended during the time and to the extent that the party is prevented from or delayed in complying with that obligation by an event of Force Majeure.

27.2 A party affected by an event of Force Majeure must give to the other party particulars of the event of Force Majeure and take reasonable steps to remove or mitigate the relevant event of Force Majeure except that the party will not be obliged to settle a strike, lockout, boycott or other industrial dispute.


28   REMEDIES CUMULATIVE

     The right, powers, obligations and remedies provided in this Agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law or in equity independently of this Agreement.


29   LEGISLATION

29.1 Any present or future legislation which operates on a right, power or remedy of a person in connection with this Agreement is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

29.2 This Agreement shall be subject to and read in accordance with the Australian and Overseas Telecommunications Corporation Act 1991 and the Act.

29.3 If:

     (a)  the Australian Telecommunications Authority determines; or

     (b)  a court of law determines;

     that this Agreement or any clause of this Agreement contravenes any provision of the Act or the Trade Practices Act 1974 (Cth), this Agreement may forthwith be terminated upon notice by Telecom to Service Provider provided however that Telecom and Service Provider by agreement may amend any clause of this Agreement, so far as it practicable, to overcome the particular problem.

29.4 Service Provider acknowledges and agrees that if this Agreement is terminated pursuant to clause 29.3, Service Provider shall ensure that it shall not, directly or indirectly, make a claim against Telecom for any loss, damage or cost whatsoever suffered resulting from termination of this Agreement pursuant to this clause.

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 39

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

30   SET OFF

     Telecom shall have the unqualified right to set off any and all moneys due to it by Service Provider, whether or not such moneys are due to Telecom under the terms of this Agreement or otherwise, against any monies due to Service Provider by Telecom.


31   APPROVALS AND CONSENTS

31.1 Telecom may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this Agreement expressly provides otherwise.

31.2 Service Provider acknowledges and agrees that any and all approvals or consents to be given by Telecom in relation to this Agreement must be given by the appropriate personnel of Telecom's Mobile Communication Services business unit, as set out in the Operations Manual.


32   DUTIES, TAXES, Etc.

     Service Provider shall pay all duties, taxes, levies, charges or imposts on or in connection with this Agreement, any document contemplated under this Agreement or anything provided under this Agreement (including, but not limited to, stamp duty but excluding any income tax imposed on Telecom).


33   DISPUTE RESOLUTION

33.1 Subject to clauses 16.3 and 33.2, any dispute arising in connection with the performance of this Agreement must be resolved in the following manner:

     (a)  the dispute must be referred to the Steering Committee;

     (b) the parties (through their representatives on the Steering Committee) must use their best endeavours to resolve that dispute by negotiation; and;

     (c)  if the dispute cannot be resolved by negotiations:

          (i) the parties may agree to appoint or retain a third party (including an arbitrator, mediator or expert) in respect of that dispute, or

          (ii) in the absence of agreement, either party may take such legal steps as it considers appropriate.

33.2 This clause 33 does not limit in any way a party's right to seek any form of equitable relief including, without limitation, injunctive relief.

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 40

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

34   PUBLICITY

     A party may not make press or other public announcements or releases relating to this Agreement and the transactions are subject to this Agreement without the approval of the other party to the form and manner of the announcement or release unless that announcement or release is required to be made by law or by a stock exchange. Service Provider acknowledges and agrees that the disclosure by Telecom of information to the Federal Government of Australia does not constitute a breach of this clause 34.






--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 41

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

EXECUTED as an Agreement.


SIGNED by DAVID E. HALL,               )
as authorised representative for       )
TELSTRA CORPORATION                    )
LIMITED (ACN 051 775 556) in the       )
presence of:                           )

/s/ S. J. Broones
 .................................
Signature of witness

/s/ S. J. Broones
 .................................
Name of witness (block letters)                /s/ David E. Hall
                                               ...........................
O1-79 Victoria PDT, Collingwood VIC            By executing this agreeement the
 .................................              signatory warrants that the
Address of witness                             signatory is duly authorized to
                                               execute this agreement on behalf
SOLICITOR                                      of TELSTRA CORPORATION LIMITED
 .................................              (ACN 051 775 556)
Occupation of witness


SIGNED by PETER SLANEY as              )
authorised representative for AXICORP  )
PTY LTD (ACN 061 754 943) in the       )
presence of                            )

/s/ S. J. Broones
 .................................
Signature of witness

/s/ S. J. Broones
 .................................
Name of witness (block letters)

O1-79 Victoria PDT, Collingwood, VIC           /s/ Peter Slaney
 .................................              .............................
Address of witness                             By executing this agreeement the
                                               signatory warrants that the
SOLICITOR                                      signatory is duly authorised to
 .................................              execute this agreement on behalf
Occupation of witness                          of AXICORP PTY LTD (ACN 061 754
                                               943)

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 42

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

                                   SCHEDULE 1

                            Service Provider Details



ITEM 1 (Clause 1.1)    /s/ David Hall

Commencement Date:     3 May 1995.


ITEM 2 (Clause 16.1)

Initial Period: 5 years.


ITEM 3 (Clause 1.1)

Territory:     Australia.

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 43

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

                                   SCHEDULE 2

                 Service Provider Remuneration - Clauses 8, 9.2


1.   Entitlement to amounts

1.1 Notwithstanding any other provision of this Agreement, the remuneration payable to Service Provider prior to 1 January 1996 in respect of AMPS Connections is the amount payable under paragraphs 1.3(a)(ii), 1.3(a)(iii), 1.3(b)(i), 1.6 and 1.7 of this schedule. No other remuneration is payable to Service Provider in respect of AMPS Connections until 1 January 1996.

1.2 Until 1 January 1996 all references to remuneration contained in any paragraphs other than paragraphs 1.3(a)(ii) and 1.3(a)(iii) and 1.3(b)(i) of this Schedule refer to remuneration in respect of GSM Connections only and all calculations required for the determination of any remuneration shall disregard entirely any Connection which is an AMPS Connection.

1.3 Subject to paragraphs 1.1 and 1.2 of this schedule, during the term of this Agreement, the following amounts are the fees and commission referred to in clause 8.1:

     (a) for each New Connection, where the customer concerned has continued to acquire the Mobile Service for a period of less than 5 years from the date that Connection was made:

          (i) where the Connection is a GSM Connection - 8% of the Gross Bill for that Connection for the previous calendar month; and

          (ii) where the Connection is an AMPS Connection - 6% of the Gross Bill for that Connection for the previous calendar month;

          (iii) for each New Connection made during the previous calendar month
                - the amount spent by Service Provider on Co-operative Advertising in the month prior to the date of Connection (as determined by paragraph 1.4 of this schedule), divided by the number of such Connections, up to a maximum of $20 for each such Connection, payable once only.

     (b)  for each Serviced Connection:

          (i) for supplying the Billing Services and the Billing Enquiry Service - 5% of the Gross Bill for that Connection for the previous calendar month;

          (ii) for supplying the Credit Management Service - 1.5% of the Gross Bill for that Connection for the previous calendar month;

          (iii) whilst Service Provider is achieving a customer satisfaction rating acceptable to Telecom in relation to the Billing Service, the Billing

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 44

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

                 Enquiry Service and the Credit Management Service - 0.5% of the Gross Bill for that Connection for the previous calendar month;

          (iv) whilst Service Provider has more than 10,000 active PIP Connections - 0.5% of the Gross Bill for that Connection for the previous calendar month;

          (v) whilst Service Provider has more than 20,000 active PIP Connections -0.5% of the Gross Bill for that Connection for the previous calendar month;

          (vi) for the sale of Telecom Value Added Services - VAS Fee% (as calculated in paragraph 1.3(c) of this schedule) of the Gross Bill for that Connection for the previous calendar month;

          (vii)  whilst Service Provider is providing the Full Customer Service
                 - 3.0% of the Gross Bill for that Connection for the previous calendar month;

          (viii) whilst Service Provider is providing the Full Customer Service and Service Provider has more than 30,000 active PIP Connections- 0.5% of the Gross Bill for that Connections for the previous calendar month;

          (ix) whilst Service Provider is providing the Full Customer Service and Service Provider has more than 40,000 active PIP Connections- 0.5% of the Gross Bill for that Connections for the previous calendar month;

          (x) whilst Service Provider is providing the Full Customer Service and Service Provider has more than 50,000 active PIP Connections - 0.5% of the Gross Bill for that Connections for the previous calendar month;

          (xi) whilst Service Provider is providing the Full Customer Service and Service Provider has more than 75,000 active PIP Connections - 1.0% of the Gross Bill for that Connections for the previous calendar month;

          (xii) whilst Service Provider is providing the Full Customer Service and Service Provider has more than 100,000 active PIP Connections - 1.0% of the Gross Bill for that Connections for the previous calendar month;

          (xiii) whilst Service Provider is providing the Full Customer Service and Service Provider is achieving a customer satisfaction rating acceptable to Telecom in relation to the Customer Enquiry Service provided by Service Provider - 0.5% of the Gross Bill for that Connection for the previous calendar month;

          (xiv) whilst Service Provider is providing the Full Customer Service and is achieving 20% of PIP Connections which are Churns or customers who have never previously been connected to a Mobile Service - 1.0% of the Gross Bill for that Connection for the previous calendar month;

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 45

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

          (xv) whilst Service Provider is providing the Full Customer Service and is achieving 40% of PIP Connections which are Churns or customers who have never previously been connected to a Mobile Service - 1.0% of the Gross Bill for that Connection for the previous calendar month; and

          (xvi) whilst Service Provider is providing the Full Customer Service and is achieving 60% of PIP Connections which are Churns or customers who have never previously been connected to a Mobile Service - 1.0% of the Gross Bill for that Connection for the previous calendar month.

          Each fee and commission calculated in accordance with this paragraph 1.3(b) shall be aggregated in order to determine the total fee and commission due to Service Provider in respect of the relevant Serviced Connection.

     (c) The VAS FEE % shall be calculated in accordance with the following formula (this formula renders a number which is then expressed as a percentage, for example: if the result of this formula is 0.01 the VAS Fee % is 1%):

          VAS FEE % = ((MSB x 4) + (MOB x 3) + (SNS x 1) + (TEC x 2))/206

          Where:

          MSB equals  the percentage of PIP Connections using the Message Bank
                      Service expressed as a number;

          MOB equals  the percentage of PIP Connections using the MemoBank
                      Service expressed as a number;

          SNS equals  the percentage of PIP Connections using the Safe'n Sure
                      Insurance Service expressed as a number;

          TEC equals  the percentage of PIP Connections using the MobileNet
                      EasyCall Service expressed as a number;

          Subject to a maximum VAS Fee % of 1.0%.

1.4 For the purposes of paragraph 1.3(a) of this schedule, the date a Connection was made shall be deemed to be the first day of the month immediately after the month in which that Connection was made.

1.5 Telecom agrees that for the first three months after the relevant launch date (being the Launch Date or the Full Customer Service Launch Date) Service Provider shall, for the purposes of this schedule, be deemed to have met the customer satisfaction requirements of paragraphs 1.3(b)(iii) and (xiii) respectively.

1.6 In addition to the fees and commissions specified in paragraph 1.3 Telecom shall pay to Service Provider the following fees and commission in respect of PIP Connections that are AMPS Connections:

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 46

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

     (a) for the period from the Commencement Date to the earlier to occur of the Launch Date and 31 December 1995 - 7.5% of the Gross Bill for that Connection in respect of each calendar month ending during that period, and

     (b) for the period on and from the end of the period referred to in paragraph 1.6(a) to 31 December 1995 - 2.5% of the Gross Bill for that Connection in respect of each calendar month ending during that period.

1.7 In addition to the fees and commissions specified in paragraph 1.3 Telecom shall make a payment to Service Provider equal to 7.5% of the aggregate of the Gross Bills during the period from 1 January 1995 to the Commencement Date of all PIP Connections that are AMPS Connections. Service Provider acknowledges that it will be necessary for Telecom to carry out a reconciliation to calculate the amount of this payment. Telecom shall make this payment as soon as reasonably practicable after the Commencement Date.

1.8 Connections that were arranged or procured by Service Provider before the Commencement Date shall be deemed to constitute PIP Connections for the purposes of paragraphs 1.6 and 1.7.

2.   Exceptions to Commission Entitlement

2.1 Notwithstanding any other clause or paragraph, the amounts referred to in paragraph 1.3 of this schedule must not be deducted in accordance with clause 9.4 if Service Provider does not:

     (a) in Telecom's reasonable opinion, maintain and keep sufficient accounts, records, receipts, invoices and documentation ("proofs") in order to justify and substantiate a claim upon Telecom for commissions to which Service Provider claims to be entitled under this Agreement; or

     (b) permit persons authorised by Telecom to inspect and take copies at any reasonable time of all proofs in the power, possession or control of Service Provider.

2.2 Notwithstanding any other clause or paragraph, and without limiting the operation of clause 9.11(c), where a PIP Connection is billed an amount less than Telecom's applicable fee or charge in respect of the relevant Mobile Service as described in clause 9.11(c), Telecom may reduce Service Provider's remuneration in respect of that PIP Connection by an amount reasonably determined by Telecom to be equal to the difference between the billed amount and Telecom's applicable fees or charges.

2.3 Telecom reserves the right to charge customers of Mobile Services less than the amount calculated in accordance with any applicable PMTS tariff filed with AUSTEL (as amended from time to time).

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 47

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

                                   SCHEDULE 3

                  Beneficial Owners - Clauses 1.1 and 16.2(m)

TABLE 5.1
--------------------------------------------------------------------------------------
                                                                 Each Shareholder's
   Name of each                Address of each                   Interest in Service
   Shareholder                   Shareholder                     Provider
--------------------------------------------------------------------------------------
Aspect Computing PLC
ACN 005 083 670                        ---                     400,000 Ordinary Shares
--------------------------------------------------------------------------------------
Alta Telecommunications PLC
ACN 087 270 375                        ---                      12,000 Ordinary Shares
--------------------------------------------------------------------------------------
CCT Australia PLC
ACN 006 955 111       As Trustee of Burns Family Trust          40,000 Ordinary Shares
--------------------------------------------------------------------------------------
CT Corporation PLC
ACN 062 380 803                        ---                      40,000 Ordinary Shares
--------------------------------------------------------------------------------------
Willoware PLC
ACN 065 497 450       As Trustee of Kowan Family Trust          12,000 Ordinary Shares
--------------------------------------------------------------------------------------
INCO PLC
ACN 066 926 403       As Trustee of Darrin Slaney Family Trust   40,000 Ordinary Shares
--------------------------------------------------------------------------------------
LPS Investments PLC
ACN 066 926 494       As Trustee of Peter Slaney Family Trust   40,000 Ordinary Shares
--------------------------------------------------------------------------------------
SMNR Consulting PLC
ACN 062 871 381                         ---                     12,000 Ordinary Shares
--------------------------------------------------------------------------------------
Foovs Aust LTD                          ---                    354,000 Ordinary Shares
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 48

Telstra Corporation Limited                                    AXICORP AGREEMENT
                                                               -----------------
--------------------------------------------------------------------------------

                                   SCHEDULE 4

                          Displayed Marks - Clause 1.1


These are the only Trade Marks of Telecom which Service Provider is entitled to use and they may only be used as permitted by this Agreement:

1    Official Telecom Logo

2    Telecom MobileNet

3    MobileNet Access Card

4    MobileNet Digital

     MobileNet

This Schedule may be varied by Telecom from time to time, by notice to Service Provider.


--------------------------------------------------------------------------------
Service Provider Agreement                                             Page 49

                                                                        Telestra

12 December 1995                                   Sales & Distribution
                                                   Mobile Communication Services

                                                   Level 2
Axicorp Pty Limited (ACN 061 754 943)              79 Victoria Parade
Level 4                                            COLLINGWOOD VIC  3066
468 St Kilda Road                                  Australia
MELBOURNE VIC  3004
                                                   Telephone  03 9252 1526
                                                   Facsimile  03 9416 4024
                                                   Mobile  0418 116 262

Attn:  Mr. Peter Slaney                            Pager  016 378 657


 Dear Peter,

 Telstra Corporation Limited ("Telstra") wishes to amend the Service Provider Agreement between Telstra and Axicorp Pty Limited ("Service Provider") dated 3 May 1995 as set out below:

 1.   Replace the "Telecom" wherever appearing with "Telstra."

 2.   Removal of Safe'n Sure Insurance

      2.1 Remove from the definition of "Value Added Services" in clause 1.1, the words: "the "Safe'n Sure" insurance service".

      2.2 Delete clause 6.2(f)(iii). Renumber existing clause 6.2(f)(iv) as 6.2(f)(iii).

      2.3  Amend paragraph 1.3(c) of Schedule 2 by:

           (a)  removing the words "+(SNS x 1)" from the VAS Fee % equation;

           (b) replacing the figure "206" at the end of the VAS Fee % equation with "196"; and

           (c)  removing the words:
                "SNS equals the percentage of PIP Connections using the Safe'n Sure Insurance Service expressed as a number;"

 3.   Remuneration

      3.1  Amend clause 1.1 by:

           (a) inserting the following definition after the definition after the definition of "Controlled Entity";

                ""Co-operative Advertising" means advertising related to the Mobile Services undertaken by Service Provider with Telstra's approval as to the form and content of such advertising."; and

           (b) inserting the following definition after the definition of "Net Connections":

                ""Net Receipts" means the total amount of national direct dial call revenue in respect of charges for the supply of a Mobile Service."

      3.2  Amend Schedule 2 by:

           (a)  inserting the following subparagraph into paragraph 1.3:

                "(aa) $30 for each New Connection in the Territory provided that if the provision of the relevant Mobile Service is discontinued or suspended to that New Connection within 6 months of the date on which the relevant customer contracted with Telstra to acquire the Mobile Service, Service Provider shall, within 5 Business Days of receiving notice from Telstra to do so, refund to Telstra any payments made by Telstra to Service Provider pursuant to this paragraph;"

          (b) replacing the words "8% of the Gross Bill" in paragraph 1.3(a)(i) with "11% of Net Receipts.";

           (c) replacing the words "6% of the Gross Bill" in paragraph 1.3(a)(ii) with "9% of Net Receipts"; and

           (d)  amending paragraph 1.3 by inserting the following subparagraph:

                "(b) for each New Connection where the relevant customer first takes up the Value Added Service known as "MessageBank" and maintains that service for a minimum period of 60 days -$15, payable 30 days after the expiration of that 60 day period."

The parties agree that the amendments set out above will take effect on and from [1 January 1996 and shall therefore apply in respect of remuneration calculated for December 1995 and each month thereafter].

Please acknowledge the consent of Axicorp Pty Limited to these amendments by executing below and returning this letter to me.

Yours faithfully,

/s/ David Hall

DAVID HALL
Mobile Communications Services    -------------------------------------------
Telstra Corporation Limited       Signature of: /s/ Ravi Bhahia
                                                -----------------------------
                                  as authorised officer of Axicorp Pty Ltd

                                       Date: 18/ 6/96
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